Exhibit 99.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333- 249650) of McAfee Corp. of our report dated March 1, 2021, except for the effects of discontinued operations discussed in Note 1 to the consolidated financial statements, as to which the date is August 2, 2021, which appears in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas

August 2, 2021